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                               [Letterhead]

                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-51213) of The Penn Traffic Company of our report dated March 24, 1995 appearing on page 30 of this Form 10-k.



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Syracuse, New York
April 26, 1995